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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                             Distribution Date:   2/17/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        804,375.00
            Class B Note Interest Requirement                         82,500.00
            Class C Note Interest Requirement                        143,638.14
                      Total                                        1,030,513.14

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.07250
            Class B Note Interest Requirement                           1.32000
            Class C Note Interest Requirement                           1.78750

(iii)  Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         750,000,000
             Class B Note Principal Balance                          62,500,000
             Class C Note Principal Balance                          80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)    Required Owner Trust Spread Account Amount                  8,928,570.00



                                           By:
                                                      --------------------

                                           Name:      Patricia M. Garvey
                                           Title:     Vice President


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